                                                                    Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 11, 1999 relating to the financial statements and financial statement schedules, which appears in Pinnacle Holdings Inc.'s Registration Statement (No. 333-82273) on Form S-3 dated July 21, 1999.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Tampa, FL
July 20, 1999